SSGA Active Trust

SPDR SSGA Ultra Short Term Bond ETF

(the “Fund”)

Supplement dated June 12, 2019 to the Summary Prospectus dated October 31, 2018,

as may be supplemented from time to time

Effective immediately, John Mele is added as a Portfolio Manager of the Fund. Accordingly, the “Portfolio Managers” section on page 5 of the Summary Prospectus is replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are James Palmieri and John Mele.

James Palmieri, CFA, is a Managing Director of the Adviser, a Senior Portfolio Manager, and Head of Structured Credit for the Fundamental Active Fixed Income Team. He joined the Adviser in 2016 as part of the State Street Global Advisors acquisition of GE Asset Management.

John Mele is a Vice President of the Adviser and a Senior Portfolio Manager on the Fundamental Active Investment Grade Credit Team. He joined the Adviser in 2016 as part of the State Street Global Advisors acquisition of GE Asset Management.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP1SSAT061219